Filed Pursuant to Rule 497(k)
1933 Act File No. 033-21718
1940 Act File No. 811-05549

Reynolds Blue Chip Growth Fund (RBCGX)
a portfolio of Reynolds Funds, Inc.
(the “Fund”)

April 22, 2024

Supplement to the
Summary Prospectus
dated January 31, 2024

Effective immediately, the paragraph on the cover page of the Summary Prospectus is hereby amended and restated in its entirety:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://reynoldsfunds.com. You can also get this information at no cost by calling (800) 773-9665 or by sending an e-mail request to freynolds@reynoldsfunds.com.

Please retain this Supplement with your Summary Prospectus for future reference.